UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

PHARMA INVESTING NEWS, INC.

(Name of Small Business Issuer in its charter)

Nevada	32-0337695
(state or other jurisdiction of incorporation or organization)	(I.R.S. Employer I.D. No.)

9107 Wilshire Blvd. Suite 450 Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

1-888-267-1175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On December 13, 2013, Pharma Investing News, Inc. (the “Company”) entered into a five-year management agreement with Mr. Raymond Dabney for acting as managing consultant for the Company.  Under the agreement, Mr. Dabney is to receive compensation of $10,000 per month for the first three months (December 2013, January 2014, and February 2014) and $23,333 per month for the nine months thereafter  through to the end of the first year of service under this Agreement, considered to be November 30, 2014.  Mr. Dabney shall also receive 1,000,000 Rule 144 restricted common shares of the Company common stock, followed by payment one year following the signing of the Agreement (considered November 30, 2014) of an identical stock bonus of an additional 1,000,000 Rule 144 restricted common shares of the Company common stock.  The estimated fair value of the initial stock compensation package to Mr. Dabney is $2,000,000, based on the closing price of $2.00 per share for the Company’s stock on December 12, 2013.  A Black-Scholes model will be used to verify the fair market value of the stock compensation under U.S. GAAP.

In addition to the Agreement above, the Company incorporates by reference the information contained in Items 5.01 and 5.02 of this current report on Form 8-K.

Item 2.01

Completion of Acquisition or Disposition of Assets.

On December 13, 2013,. the Company entered into a Take Over Agreement (“TOA”) (Exhibit 99.1) with Immunoclin Limited (“IMC”), and England and Wales Corporation, to acquire 100% of the issued and outstanding shares of IMC from its founder and sole shareholder, Dr. Dorothy Bray, including all of its assets and liabilities (“Assets”), in exchange for the issuance of 10,000,000 shares of the Company’s common stock, with a fair market value of $20,000,000, based on the closing price of the Company’s stock on December 12, 2013.

Immunoclin Limited is a healthcare company founded in 2000 with headquarters in the United Kingdom and laboratories in central Paris, established initially to address a range of specialized, commercially-focused immunology consulting, testing and assessment, in the context of R&D clinical services.  IMC’s advanced immunology research and development skills serve the pharmaceutical, biotechnology and food industries, providing comprehensive, clinical and basic science research expertise at a commercial scale and quality.  IMC’s patented technology and products include, but are not limited to: MIRA™, GARD™, PRIMALEUKIN™, and DACTELLIGENCE™.

Assets acquired by the Company from IMC include but are not limited to:

(i)

Brands, trademarks, trade-names, and designs

(ii)

Websites and content

(iii)

Client Base

(iv)

Facilities

(v)

Capital Assets

(vi)

Hardware and Software

(vii)

Research and Development

(viii)

Intellectual Property, including Patents as per attached list

(ix)

Internal Systems

(x)

All other contracted rights, properties, patents, trademarks, and distribution rights and agreements.

The future business and operations of the Company will be that of IMC along with expanding its immunology, pharmaceutical, biotechnology, medical device, and other related business consulting and ventures.

The acquisition of IMC by the Company is deemed to be significant and exceeds 10% of the total assets of the Company with $20,000,000 stock acquisition and consideration paid to acquire the business and assets of IMC under the TOA through a share exchange.  As a result, the Company will file required financial statements and information as required under Regulation S-X as described in Item 9.01 of this Form 8-K.

Item 3.02

Unregistered Sales of Equity Securities

The Company incorporates by reference the information contained in Items 1.01, 5.01 and 5.02 of this current report on Form 8-K.

Item 3.03

Material Modification to Rights of Security Holders.

On December 18, 2013, the Company filed a Certificate of Amendment with the Nevada Secretary of State to enact the following changes to its Articles:

Change the Company’s name to ImmunoClin Corporation.

Divide the ten million (10,000,000) shares of Preferred Stock previously authorized as follows:

Preferred Stock (current class).  The total number of authorized Preferred Stock shall be nine million (9,000,000) shares, with the par value of $0.001 per share and one (1) vote per share.

Series A Preferred Stock (new class).  The total number of authorized Series A Preferred Stock shall be one million (1,000,000) shares, with par value of $0.001 per share and one thousand (1,000) votes per share.

Item 5.01

Changes in Control of Registrant.

Pursuant to the December 13, 2013 TOA between IMC and the Company as described in Item 2.01 of this Form 8-K, Dr. Dorothy Bray received 10,000,000 common shares of the Company with a fair market value of $20,000,000, through a share exchange for 10,000,000 issued and outstanding shares of IMC of which Dr. Bray was the sole shareholder and controlling party.   Dr. Bray’s stockholdings represent 49.1% of the issued and outstanding shares of the Company as of December 13, 2013, exclusive of new common stock issuances pending under management agreements.

On December 13, 2013, pursuant to a Control Shareholder Agreement (Exhibit 10.1), the following Control Parties contracted with the Company to provide Control Services in an executive capacity:

Castor Management Services, Inc. (“Castor”) or its assigns is to be issued 500,000 share Series A Preferred stock.

BHD Holding BV(“BHD”) or its assigns is to be issued 370,000 share Series A Preferred stock.  Dr. Dorothy Bray, Director and CEO/President of the Company, owns and controls BHD.

Khadija Benlhassan-Chahour or her assigns is to be issued 100,000 share Series A Preferred stock.

CSJ Group LLC or its assigns is to be issued 30,000 share Series A Preferred stock.  Chad S. Johnson, Esq., Director, General Counsel, and Chief Operating Officer of the Company, owns and controls CSJ Group LLC.

Pursuant to the Control Shareholder Agreement, Castor and BHD maintain 50% / 50% control over voting matter of the Company, as if Castor's and BHD's cumulative two votes were a unanimous vote of all controlling shares.

Each share of Series A Preferred stock has one thousand (1,000) votes per share pursuant to the amended articles filed with the Nevada Secretary of State on December 18, 2013 as described in Item 5.03 of this Form 8-K.

Effective Changes of Control

As a result of the aforementioned Control Shareholder Agreement and new issuances pursuant to management and bonus agreements (exhibits 10.2 through 10.5) the following changes in control occurred:

Castor Management Services, Inc.’s voting control of common shares changed from 96.5% and is now 49.55%.

BHD Holding BV’s voting control of common shares is now 49.55%.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2013, Robert Kane resigned as President, CEO, Principal Executive Officer, Treasurer and Director.

On November 8, 2013, Chad S. Johnson was appointed interim President, CEO, Principal Executive Officer and Treasurer.

On December 13, 2013, Dr. Dorothy Bray was appointed a director and CEO/President under pursuant to a five-year management agreement with the Company.  Under the agreement, Dr. Bray is compensated $10,000 per month for the first three months (December 2013, January 2014, and February 2014) and $23,333 per month for the nine months thereafter through to the end of the first year of service under the agreement, considered to be November 30, 2014.  Dr. Bray shall also receive 1,000,000 Form S-8 common shares of the Company common stock and 1,000,000 Rule 144 restricted common shares of the Company common stock, followed by payments one year following the signing of the Agreement (considered November 30, 2014) of an identical stock bonus of an additional 1,000,000 Form S-8 common shares of the Company common stock and 1,000,000 Rule 144 restricted common shares of the Company common stock.  The estimated fair value of the initial stock compensation package to Dr. Bray is $4,000,000, based on the closing price of $2.00 per share for the Company’s stock on December 12, 2013.  A Black-Scholes model will be used to verify the fair market value of the stock compensation under U.S. GAAP.

Dr. Dorothy Bray shall remain as president and director of the Company’s wholly-owned subsidiary Immunoclin Limited.

Dr. Dorothy Bray is British, a 1978 graduate of one of the oldest universities in the world, the Jagiellonian University in Cracow, Poland. She holds a Ph.D. degree from The University of London, United Kingdom. After her Fellowship at the Polish Academy of Sciences, in 1981 Dr. Bray received a position at the ARC Institute of Animal Physiology, Babraham, Cambridge, in the United Kingdom working in neuropharmacology. In 1985 she received Churchill Fellowship to study medicinal plants in Africa and subsequently continued the research on medicinal plants at the School of Pharmacy and The London School of Hygiene and Tropical Medicine till 1989 when she received the Royal Society grant to study immunology at the Orsay University in Paris, France. She became a Research Fellow at the Royal Free Hospital School of Medicine in London, UK in 1990 and joined pharmaceutical industry in 1993 to work in key developed and emerging markets in infectious diseases and to develop collaborations with academia  governmental and non- government organizations worldwide. Since 1993 Dr. Bray served as a Principal Clinical Research Scientist at Antivirals Wellcome Foundation, Senior Medical Strategy Head, International Medical Affairs, Glaxo Wellcome Inc, USA and UK a Senior Clinical Program Head of HIV and Opportunistic Infections for GlaxoSmithKline and also as Global Director of HIV Research for GlaxoSmithKline. Since 2000 she has been participating as a scientific advisor in multiple projects to enhance health systems in emerging economies in Africa and Latin America.  In 2002, she founded IMMUNOCLIN which now has a diverse R&D portfolio and is working on personalized approach to medicine and nutrition to develop novel solutions to manage ageing society. In addition to her industrial activities, between 2004 and 2011, Dr. Bray served as a Member of the Scientific Staff and the Head of Scientific Business Development of The Medical Research Council Clinical Trials Unit in the UK.  She currently holds the honorary Senior Lecturer position at the Royal Free School of Medicine, University of London in London and continues to serve as the European Commission's Scientific Expert.

There are no arrangements or understandings between Dr. Bray and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Dr. Bray and any of our officers or directors.  Dr. Bray also serves as a director and officer of Cannabis Science, Inc. and Endocan Corporation, both publicly traded corporations.

On December 13, 2013, Mr. Chad S. Johnson entered into a five-year management agreement with the Company for acting in the capacities of Chief Operating Officer, General Counsel, Secretary and Director.   Under the agreement, Mr. Johnson is compensated $10,000 per month for the first three months (December 2013, January 2014, and

February 2014) and $15,000 per month for the nine months thereafter through to the end of the first year of service under the agreement, considered to be November 30, 2014.  Mr. Johnson shall also receive 1,000,000 Rule 144 restricted common shares of the Company common stock, followed by payment one year following the signing of the agreement (considered November 30, 2014) of an identical stock bonus of an additional 1,000,000 Rule 144 restricted common shares of the Company common stock.  The estimated fair value of the initial stock compensation package to Mr. Johnson is $2,000,000, based on the closing price of $2.00 per share for the Company’s stock on December 12, 2013.  A Black-Scholes model will be used to verify the fair market value of the stock compensation under U.S. GAAP.

On December 13, 2013, Chad S. Johnson resigned as president and Chief Financial Officer, Principal Accounting Officer and remains as Director, General Counsel, Secretary, and Chief Operating Officer of the Company.

Mr. Chad S. Johnson, a native Kansan, is a June 1989 graduate of Harvard with a concentration in economics and a June 1992 graduate of Harvard Law School.  After a federal clerkship, Mr. Johnson worked as a financial institutions mergers, acquisitions and regulatory attorney for Skadden Arps Slate Meagher & Flom LLP from November 1993 through October 2000, and has sound background and experience in corporate, regulatory, advocacy, and non-profit law.  In May 2000, he began full-time with the Gore/Lieberman campaign and subsequent recount effort.  Mr. Johnson served as founder, pro bono general counsel, and/or director for several gay and lesbian civil rights, AIDS, and political organizations during his time at Skadden Arps.  He then served as executive director of the national lgbt democrats’ organization for two years before pursuing various private entrepreneurial ventures while also serving as chief of staff and general counsel for a premier cosmetic surgery center from September 2003 to February 2013, gaining key insight into law and medicine through interaction with patients, physicians, and industry partners.  In June 2010, Mr. Johnson co-founded and joined the board of directors of the non-profit World AIDS Institute and thereafter the Timothy Ray Brown Foundation of the World AIDS Institute.  He has founded or served on the boards of directors for several political action committees (PACs) and issue-advocacy or lobbying organizations in Washington, DC. Currently, Mr. Johnson holds executive positions on the boards of multiple corporations and non-profit organizations.

There are no arrangements or understandings between Mr. Johnson and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Johnson and any of our officers or directors.  Mr. Johnson also serves as a director and officer of Cannabis Science, Inc. and Endocan Corporation, both publicly traded corporations.

On December 13, 2013, Mr. James Scott Munro entered into a five-year management agreement with the Company for acting in the capacity of Chief Financial Officer (Principal Accounting Officer).  Under the agreement, Mr. Munro is to be paid $10,000 per month for the first three months (December 2013, January 2014, and February 2014) and $23,333 per month for the nine months thereafter through to the end of the first year of service under this Agreement, considered to be November 30, 2014.  Mr. Munro shall also receive 1,000,000 Form S-8 common shares of the Company common stock and 1,000,000 Rule 144 restricted common shares of the Company common stock, followed by payments one year following the signing of the Agreement (considered November 30, 2014) of an identical stock bonus of an additional 1,000,000 Form S-8 common shares of the Company common stock and 1,000,000 Rule 144 restricted common shares of the Company common stock.  The estimated fair value of the initial stock compensation package to Mr. Munro is $4,000,000, based on the closing price of $2.00 per share for the Company’s stock on December 12, 2013.  A Black-Scholes model will be used to verify the fair market value of the stock compensation under U.S. GAAP.

Mr. James Scott Munro, studied through the Certified General Accountants Association of BC and Thompson River University majoring in Accounting.  Prior to joining the Company from May 1999 to March 2010, Mr. Munro was principal financial officer for Most Home Corp., a real estate referral and technology company.  Mr. Munro has been president and principal of Intrinsic Venture Corp., a private venture capital company, since July 2010.  Intrinsic Venture Corp. provides business and financial consulting services to U.S. public companies, including mergers, acquisitions, and structuring, along with direct investment and financing.

There are no arrangements or understandings between Mr. Munro and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Munro and any of our officers or directors.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2013, the Company filed a Certificate of Amendment with the Nevada Secretary of State to enact the following changes to its Articles:

Change the Company’s name to ImmunoClin Corporation.

Divide the ten million (10,000,000) shares of Preferred Stock currently authorized as follows:

Preferred Stock (current class).  The total number of authorized Preferred Stock shall be nine million (9,000,000) shares, with the par value of $0.001 per share and one (1) vote per share.

Series A Preferred Stock (new class).  The total number of authorized Series A Preferred Stock shall be one million (1,000,000) shares, with par value of $0.001 per share and one thousand (1,000) votes per share.

Item 9.01

Financial Statements and Exhibits

Pursuant to Regulation S-X, the registrant will file financial statements along with pro forma financial information under Article 11 for the IMC acquisition required under Item 9.01 by amendment not later than 71 calendar days after the date that this initial 8-K report.  The Company will provide a preliminary valuation and allocation of assets, liabilities and intangibles acquired in IMC at that time.

Exhibits

Exhibit 99.1	Take Over Agreement
Exhibit 99.2	Control Shareholder Agreement
Exhibit 10.1	Control Shareholder Agreement
Exhibit 10.2	Management Agreement – Dr. Dorothy Bray
Exhibit 10.3	Management Agreement – Chad S. Johnson
Exhibit 10.4	Management Agreement – James Scott Munro
Exhibit 10.5	Management Agreement – Raymond Dabney

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 20, 2013	PHARMA INVESTING NEWS, INC.

/s/ Chad S. Johnson
Director, Chief Operating Officer, and General Counsel